Related Party Transactions	9 Months Ended
Sep. 30, 2012
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

NOTE 12 — RELATED PARTY TRANSACTIONS

Holdings has entered into agreements of indemnification for the benefit of the directors and officers of certain subsidiaries of Holdings, including UCI International, Inc. and the guarantors of the Senior Notes and the Senior Secured Credit Facilities.

In addition to the related party transactions discussed below, from time to time Holdings enters into other transactions with affiliates which are not material to Holdings or its affiliates.

During the Successor year ended December 31, 2011 and the Successor nine months ended September 30, 2012 and 2011, Holdings undertook a number of transactions with the following related party entities under the common ultimate control of Mr. Graeme Hart.

Rank Group Limited

The immediate parent of Holdings is UCI Holdings (No.1) Limited and the ultimate controlling entity is UCI Holdings (No.2) Limited. The ultimate sole shareholder of Holdings is Mr. Graeme Hart. Rank Group is an entity under common ultimate control of Mr. Graeme Hart.

Autoparts Holdings Limited

On July 29, 2011, Autoparts Holdings completed the acquisition of the automotive consumer products group of Honeywell International, Inc. (“FRAM Group”). Although Holdings and Autoparts Holdings are separate legal entities, both are under the common control of Mr. Graeme Hart. In addition, UCI International and FRAM Group are operated by a common senior management team.

Reynolds Group Holdings Limited

Reynolds Group Holdings Limited is an affiliate of Rank Group and ultimately owned by our strategic owner Mr. Graeme Hart.

The nature and amounts of the transactions entered into with these related parties are described further below.

	Successor
	Transaction values		Balance outstanding as of
In millions	Three Months Ended September 30, 2012	Nine Months Ended September 30, 2012	September 30, 2012	December 31, 2011
Related Party Receivables
Autoparts Holdings Limited
Recharges of services (a)	$7.0	$17.2	$4.6	$8.2
Joint services agreement (b)	0.7	2.2	0.5	0.4
Sale of goods (c)	17.9	40.2	18.1	0.4
Asset purchase agreement (c)	—	—	1.5	2.3
Asset sales (c)	—	0.5	—	—
Purchase of goods (c)	0.9	1.1	(0.6)	(0.5)

Related Party Payables
Rank Group Limited
Recharges for professional services (d)	—	0.1	0.1	0.4
Reynolds Group Holdings Limited
Recharges of services (e)	0.1	0.2	0.1	0.7
Autoparts Holdings Limited
Purchase of goods (c)	1.0	1.7	0.9	0.1

(a)	During the Successor three and nine months ended September 30, 2012, Holdings incurred costs of $8.1 million and $23.8 million, respectively, related to the implementation of the cost sharing and manufacturing arrangements with FRAM Group. Holdings recharged FRAM Group $7.0 million and $17.2 million during the Successor three and nine months ended September 30, 2012, respectively, for FRAM Group’s portion of such costs. As of September 30, 2012, Holdings had a receivable of $4.6 million. The amounts are to be repaid in the normal course of business.
(b)	On July 29, 2011, UCI International, Inc. entered into a Joint Services Agreement (“JSA”) with Autoparts Holdings. Under the agreement, UCI International, Inc. and Autoparts Holdings each agreed to purchase certain administrative services from the other party. The agreement had an initial term of one year that was automatically renewed on July 29, 2012 for an additional one year period. The agreement may be terminated without cause by either party upon 120 days’ advance written notice to the other party. The agreement may also be terminated for breach or termination of affiliation. The agreement contains representations, warranties and indemnity obligations customary for agreements of this type. During the Successor three and nine months ended September 30, 2012, UCI International charged Autoparts Holdings a net $0.7 million and $2.2 million, respectively, for services rendered pursuant to this agreement. In addition, during each of the Successor three and nine months ended September 30, 2012, Champion had billings of less than $0.1 million to FRAM Group for shared administrative services under the JSA. As of September 30, 2012, UCI International had receivables from Autoparts Holdings of $0.5 million. These amounts are to be repaid in the normal course of business.
(c)	The UCI International and FRAM Group businesses each include filtration products. As a result, opportunities exist to realize cost savings and operational efficiencies between the two filtration businesses as well as to consolidate a number of administrative functions to reduce the costs of the respective companies. As a result of Holdings cost sharing and manufacturing arrangements with FRAM Group, during 2011, FRAM Group announced that it would cease operating at two locations and relocate those operations into other FRAM Group and UCI International filtration manufacturing locations. The first plant closing occurred in the fourth quarter of 2011 and the second plant ceased operations in September 2012. UCI International and FRAM Group continue to maintain their own customer relationships and continue to supply their existing customers. Where FRAM Group production is relocated to UCI International filtration manufacturing locations, UCI International manufactures and supplies product to FRAM Group in order to meet its customers’ orders. Product purchase orders are entered into by UCI International and FRAM Group on an arm’s-length basis to document the terms of the sale of product between the two related businesses. During the Successor three and nine months ended September 30, 2012, UCI International had sales to FRAM Group of $17.9 million and $40.2 million, respectively. As of September 30, 2012, Champion had an outstanding receivable balance of $18.1 million related to shipment of product to FRAM Group.

In connection with these actions, Champion entered into an Asset Purchase Agreement, dated March 21, 2012, with FRAM Group to purchase certain equipment for $5.6 million, which has been or will be relocated to Champion’s plant locations. The full amount of the purchase price was paid during the fourth quarter of 2011. As of September 30, 2012, Champion had a receivable balance from FRAM Group of $1.5 million representing the balance of equipment to be delivered. Equipment totaling $0.6 million will be delivered to Champion during the fourth quarter of 2012 and the remaining balance of $0.9 million will be repaid by FRAM Group to Champion.

As of September 30, 2012, UCI (Shanghai) Trading Company Limited (“UCI Shanghai”), an indirect wholly-owned subsidiary, has a net payable of $0.9 million to FRAM Group related to ongoing operations between UCI Shanghai and FRAM Group for activity during the Successor nine months ended September 30, 2012. These amounts are to be repaid in the normal course of business.

(d)	During the Successor nine months ended September 30, 2012, Rank Group incurred on behalf of Holdings third party professional fees and expenses of $0.1 million, which were then charged to Holdings. These amounts are to be repaid in the normal course of business.
(e)	During the Successor three and nine months ended September 30, 2012, Reynolds Group Holdings Limited billed Holdings for rent and facility services costs. These amounts are to be repaid in the normal course of business.